SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                            ------------------
                         SCHEDULE 14A INFORMATION
                            ------------------

              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 THE SINGING MACHINE COMPANY, INC.
          (Name of Registrant as Specified In Its Charter)

                 THE SINGING MACHINE COMPANY, INC.
             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1)  Title of each class of securities to which transaction applies:
          Common Stock
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

THE
SINGING
MACHINE[R]



                                     August 4, 2000



Dear Shareholder:

  You are cordially invited to attend the Annual Meeting of the Shareholders of The Singing Machine Company, Inc.

  As shown in the formal notice enclosed, the meeting will be held on September 6, 2000 at 10:00 a.m. in the Marriot Hotel located at Boca Center, 5150 Town Center Circle, Boca Raton, Florida. At the meeting, in addition to acting on the matters described in the Proxy Statement, we will give a current report on the activities of the Company.

  The subjects proposed for action at the meeting are the election of directors, to ratify The Singing Machine Company, Inc. Employee Stock Option Plan, to approve an amendment to the Company's Articles of Incorporation to decrease the number of authorized shares, the approval of the Company's independent certified public accountants, and transact such other business as may properly come before the meeting.

  It is important that your shares be represented at this meeting in order that the presence of a quorum may be assured.
Whether or not you plan to attend the meeting and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided.

                                Sincerely,




                                By:/s/Edward Steele
                                   ------------------------------
                                   Edward Steele
                                   President and Chief Executive
                                   Officer




                  THE SINGING MACHINE COMPANY, INC.
   6601 Lyons Road - Building A-7 - Coconut Creek, Florida 33073
                 (954) 596-1000 - Fax (954) 596-2000
___________________________________________________________________

                        PROXY STATEMENT
                The Singing Machine Company, Inc.
                   6601 Lyons Road Building A-7
                   Coconut Creek, Florida 33073

       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                        September 6, 2000


     NOTICE IS HEREBY given that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of The Singing Machine Company, Inc., a Florida corporation (the "Company"), will be held at the Marriott Hotel which is located at Boca Center, 5150 Town Center Circle, Boca Raton, Florida, on September 6, 2000 at 10:00 a.m., local time, for the purpose of considering and acting upon the following matters:

    (1) To elect directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified;

    (2)  To ratify and approve the amendment to the Company's
         Employee Stock Option Plan described in the accompanying
         Proxy Statement.

    (3) To consider and act upon a proposal to amend the Company's Articles of Incorporation to decrease the number of authorized shares of Common Stock from 75,000,000 to 20,000,000;

    (4) To approve Weinberg & Company, P.A. as the Company's independent certified public accountants for the fiscal year ended March 31, 2001; and

    (5) To transact such other and further business as may properly come before the meeting.

    The Board of Directors of the Company has fixed the close of business on August 4, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote, at the Annual Meeting. As of the record date, there were 4,063,296 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), issued and outstanding and entitled to vote at the Annual Meeting. All holders of our Common Stock are entitled to one vote per Common Share.

    The presence, in person, or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented at the Annual Meeting, the shareholders present at the Annual Meeting or represented by proxy have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented. At any such adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

    The enclosed Proxy Statement contains information pertaining to the matters to be voted on at the Annual Meeting. A copy of the

Company's Form 10-KSB for the fiscal year ended March 31, 2000, is available by contacting the Company, in writing, to: John Klecha, The Singing Machine Company, Inc., 3101 Lyons Road, Building A-7,
Coconut Creek, FL 33073.

                              By Order of the Board of Directors



                              By:/s/Edward Steele
                                 -----------------------------
                                 Edward Steele, Chairman
                                 President and Chief Executive
                                 Officer

Coconut Creek, Florida
July 24, 2000










THE MATTERS BEING VOTED ON AT THE ANNUAL MEETING ARE IMPORTANT TO THE COMPANY. IN ORDER THAT YOUR VOTE IS COUNTED AT THE ANNUAL MEETING, PLEASE EXECUTE, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE PROXY STATEMENT.

                        PROXY STATEMENT

              2000 Annual Meeting of Shareholders

                      GENERAL INFORMATION


    The accompanying proxy and this Proxy Statement are furnished in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of The Singing Machine Company, Inc., a Florida corporation (the "Company"), of proxies for use at the Company's 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Marriot Hotel which is located at Boca Center, 5150 Town Center Circle, Boca Raton, on September 6, 2000 at 10:00 a.m., local time, or at any adjournment thereof. This Proxy Statement and the related proxy are being mailed to shareholders of the Company on or about August 7, 2000.

    At the Annual Meeting, shareholders will vote on (a) the election of directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified; (b) the ratification of the amendment to The Singing Machine Company, Inc. Employee Stock Option Plan; (c) the amendment to the Company's Articles of Incorporation to decrease the number of authorized shares of Common Stock from 75,000,000 to 20,000,000;
(d) the approval of Weinberg & Company, P.A. as the Company's independent certified public accountants for the fiscal year ended March 31, 2001; and (e) the transaction of such other and further business as may properly come before the meeting. The Board does not know of any other matters which will be voted upon at the Annual Meeting.

    The shares held by each shareholder who executes and returns the proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting unless such proxy is timely revoked. If the proxy is executed and returned, it may, nevertheless, be revoked at any time before it is voted by written notice to the Secretary of the Company, by executing and returning a subsequent proxy or by a shareholder personally attending and voting his or her shares at the Annual Meeting.

    Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. If a shareholder does not specify otherwise, the shares represented by his or her proxy will be voted in accordance with the recommendations by the Board as follows: FOR the election of Edward Steele, John F. Klecha, Josef A. Bauer and Howard W. Moore to the Board of Directors of the Company; FOR the amendment to the Singing Machine Company, Inc. Employee stock option plan, to reserve an aggregate of 1,300,000 shares of common stock for the issuance of options under the plan, FOR the ratification of the amendment to The Company's Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 75,000,000 to 20,000,000; and FOR the approval of Weinberg & Company, P.A., as the Company's independent certified public accountants for the year ended March 31, 2001.

    The election of the directors nominated requires the affirmative vote of a plurality of the shares of the Company's Common Stock voting at the Annual Meeting in person or by proxy. The ratification of the appointment of the Company's auditors and the approval of the amendment to The Singing Machine Company, Inc. Employee Stock Option Plan will require the affirmative vote of a majority of the shares of Common Stock outstanding as of August 4, 2000. Abstentions will have the same effect as a vote against a proposal and broker non-votes will be disregarded.

    All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED FOR EACH PROPOSAL. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) execution and submission of a revised proxy; (b) written notice to the Secretary of the Company, or (c) voting in person at the Annual Meeting.

    Shareholders are encouraged to review the detailed discussion presented in this Proxy Statement and either return the completed and executed proxy or attend the Annual Meeting.

               COMMON STOCK OWNERSHIP BY CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

    The following table shows information as to "beneficial ownership" of the Common Stock of the Company, as of August 4, 2000, by each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock, by each director and execute officer of the company and by all directors and executive officers of the Company as a group (3 persons). The determination of "beneficial ownership" of the Company's Common Stock are based upon responses to Company inquires which cited Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "1934 Act"). Such Rule provides that shares shall be deemed to be beneficially owned where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose or to direct the disposition of shares; or where a person as the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined. Except as disclosed in the notes to the table, each person has sole voting and investment powers with respect to the entire number of shares shown as beneficially owned by him or her.

                                     Shares
Name and Address                     Beneficially             Percent of
Of Beneficial Owner                  Owned (1) (8)            Class
-------------------                  -------------            ----------

John Klecha
6601 Lyons Road, Building A-7
Coconut Creek, Florida 33073           483,274(4)                9.8%


                                     Shares
Name and Address                     Beneficially             Percent of
Of Beneficial Owner                  Owned (1) (8)            Class
-------------------                  -------------            ----------

Edward Steele (7)
6601 Lyons Road, Building A-7
Coconut Creek, Florida 33073           440,424(3)                8.9%

Allen and Deana Schor
840 East Walnut
Carson, California 90746               336,343                   6.8%

Josef A. Bauer
130 Sunrise Avenue, #312
Palm Beach, FL 33480                   116,886(5)                2.4%

The Harry Fox Agency
711 Third Avenue, 8th Floor
New York, NY 10017                     410,675                   8.3%

FLX (HK) Ltd.
Unit 19 5/F Vanta Ind. Centre
21-33 Tai Lin Pai Road
Kwaichung N.T. Kowloon
Hong Kong                              237,932(2)                4.8%

Colony Electronics
500 Hennessy Road
Causeway, Hong Kong                    129,300(2)                2.6%

Gemco Pacific, Inc.
500 Hennessy Road
Causeway, Hong Kong                     25,667(2)                0.5%

All Directors and Executive
Officers as a Group (4 persons)      1,376,927(6)               27.9%



(1) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13-d under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

(2) Mr. Paul Wu is a former director of the Company. Mr. Wu is a director of Colony Electronics. Mr. Wu disclaims any beneficial ownership of the shares of Colony Electronics. Mr. Wu is a director of FLX (HK) Ltd. And disclaims any beneficial ownership of the shares of FLX (HK) Ltd. Mr. Wu is a director of Gemco Pacific, Inc. ("Gemco"). Mr. Wu disclaims beneficial ownership of the shares owned by Gemco.

(3)  Includes immediately exercisable Options to purchase
     205,000 shares of Common Stock and immediately exercisable
     Warrants to purchase 8,000 shares of Common Stock.

(4)  Includes immediately exercisable Options to purchase
     39,000 shares of Common Stock and immediately exercisable
     Warrants to purchase 24,000 shares of Common Stock.

(5)  Includes immediately exercisable Warrants to purchase
     8,000 shares of Common Stock.

(6)  Includes immediately exercisable Options to purchase
     244,000 shares of Common Stock and immediately exercisable
     Warrants to purchase 40,000 shares of Common Stock.

(7) Mr. Steele disclaims beneficial ownership of 100 shares owned by his wife.

__________________________________________________


Compliance with Section 16(a) of the Exchange Act

  Section 16(a) of the Securities Act of 1934 (the "Exchange
Act") requires the Company's officers and directors and persons who own more than ten percent (10%) of registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports and changes in ownership of such securities with the amendments thereto furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company's fiscal year ended March 31, 1998, and (ii) Forms 5 and any amendments thereto and/or written representations furnished to the Company by any Reporting Persons stating that such person was not required to file a Form 5 during the Company's fiscal year ended March 31, 1998, it has been determined that the following Reporting Persons were delinquent with respect to such person's reporting obligations set forth in Section 16(a) of the Exchange Act by failing to file Form 3 in a timely manner on the following dates:
Memcorp, Inc. (December 18, 1998) and Magna International Corp. (December 18, 1998) have informed the Company that all required
Section 16(a) filings will be made on or before the date of the Annual Meeting.

                         PROPOSAL 1

                     ELECTION OF DIRECTORS
              AND INFORMATION REGARGING DIRECTORS

  The Board of Directors is presently comprised of four (4) individuals, Edward Steele, John F. Klecha, Josef A. Bauer and Allen Schor. Four (4) individuals have been nominated to serve as Directors for the ensuing year and until their successor shall have been duly elected and qualified. The person named in the accompanying proxy has advised management that unless authority is withheld in the proxy, they intend to vote FOR the election of the individuals listed in the table below. Management does not contemplate that any of the nominees named in the following table will be unable, or will decline, to serve; however, if any of the nominees are unable to serve or decline to serve, the person named in the accompanying proxy may vote for another person, or persons, in his discretion. The following table sets forth certain information with respect to each nominee for election to the Board of Directors. A summary of the background and experience of each nominee is set forth in the paragraphs following the table.


Name                           Age            Position
----                           ---            --------

Edward Steele                   70            Chief Executive Officer,
                                              President and Director

John F. Klecha                  50            Chief Operating Officer,
                                              Chief Financial Officer,
                                              Secretary, Treasurer
                                              and Director

Josef A. Bauer                  62            Director

Howard W. Moore                 69            Director


Edward Steele joined the Company in 1988 and has served as the Chief Executive Officer, President, and as a director of the Company since September 1991. From October 1988 to September 1991, Mr. Steele was responsible for the development of the Company's electronic hardware products in the Far East and was the Company's sales director. Prior to joining the Company, Mr. Steele served in executive capacities at a number of companies in the toy and electronics fields, including as Managing Director in charge of worldwide sales of Concept 2000, a manufacturer of consumer electronics, from 1971 to 1978; as President of Wicely Corp., a distributor of electronic toys and consumer electronics from 1978 to 1983; and as President of Justin Products Corp., an electronic toy manufacturer from 1983 to 1988.

John Klecha has been the Chief Financial Officer, Secretary,
Treasurer and a Director of the Company since October 10, 1997.
Since June 18, 1999, Mr. Klecha has served as Chief Operating

Officer. Mr. Klecha is in charge of all financial, administrative, and operational functions of the Company. Prior to joining the Company, Mr. Klecha served in executive and senior management capacities at a number of companies in the toy and other consumer products fields, including as the senior financial and administrative executive of a privately held toy design, manufacturing and distribution company since 1987; Vice President, Director and Chief Financial Officer of Sussex Nautilus from 1984 to 1987; and Vice President of Finance and Administration for Lazzaroni Sarrono, Ltd. from 1982 to 1984.

Joseph A. Bauer was appointed to the Board of Directors effective October 15, 1999. Since 1992, Mr. Bauer has been a managing director and principal stockholder of Dero Research Ltd. in Hong Kong, which serves as a manufacturer's representative for the sale of telephone and electronic products. From 1970 to 1993, Mr. Bauer served as a managing director and was a principal stockholder of Dero Research Corporation in Tokyo, Japan, which was engaged in the design, engineering and manufacture of automobile audio equipment. He served as a director from 1991 to 1994, of AmeriData Technologies, Inc., a publicly traded computer products and service company. In December 1994, Mr. Bauer was elected to the Board of Directors of GoVideo, Inc., a publicly traded video electronics manufacturer and distributor. Mr. Bauer has also served as President of Banisa Corporation, a privately owned investment company, since 1975. Mr. Bauer is also President of Magna (a position he has held since 1989) and was formerly a director of the Company from February 1990 until September 1991, and February 1995 until May 1998.

Howard W. Moore is a private investor and consultant to the toy industry with considerable experience in toy products, marketing, licensing, merchandising and packaging. He is currently consulting with three start up companies, and various product development firms and toy inventors. Mr,. Moore recently resigned from the Board of Directors of Toys R Us after 15 years of service to the Board and is currently serving as Vice Chairman of the Board of C.ME.com and TWODOG.net. He has served in various positions with Toys R Us from 1980 to 1990 including Executive Vice President of Purchasing and Executive Vice President, General Merchandise Manager. Prior to his tenure at Toys R Us, Mr. Moore was the Executive Vice President of Lionel Leisure Corporation during 1978
- 1979 and founded two retail toy companies, Toy Barn Stores, which was sold privately in 1966 and Toy Town, USA, Inc. which was sold to Lionel Leisure Corporation in 1978.

The Company's directors serve for a term of one year, or until their successors shall have been elected and qualified. The
Company has in place an employment agreement with its Chief
Executive Officer, Mr. Steele, and its Chief Operating Officer, Mr.
Klecha.

DIRECTORS' COMPENSATION

The Company currently reimburses each director for expenses incurred in connection with attendance at each meeting of the Board of Directors or a committee on which the directors serves. In addition, non-employee directors are entitled to be paid a fee of $1,000 for each board or committee meeting attended and are entitled to receive 10,000 common stock options per year.

BOARD COMMITTEES

On October 15, 1999, the Board of Directors appointed Audit and Executive Compensation/Stock Option Committees. The Audit Committee consists of Messrs. Steele, (and outside directors) Bauer and Schor, and the Executive Compensation/Stock Option Committee consists of Messrs. Klecha, (and outside directors) Bauer and Schor. The Audit Committee recommends the engagement of independent auditors to the board, initiates and oversees the plans and results of audits with the Company's independent auditors, reviews the Company's internal accounting controls, and approves services to be performed by the Company's independent auditors.
The Executive Compensation/Stock Option Committee considers and authorizes remuneration arrangements for senior management and grants options under, and administers, the Company's 1994 Amended and Restated Management Stock Option Plan. The entire Board of Directors operates as a nominating committee.

                      EXECUTIVE COMPENSATION

The following table sets forth summary compensation information with respect to compensation paid by the Company to the Chief Executive Officer of the Company ("CEO") and the Company's four most highly compensated executive officers other than the CEO, who were serving as executive officers during the Company's fiscal year ending March 31, 2000.


                        SUMMARY COMPENSATION TABLE
                        --------------------------

                                  Annual Compensation                                Long Term Compensation
                         ----------------------------------------       --------------------------------------------------
                                                                                 Awards                    Payments
                                                                        -----------------------     ----------------------
                                                                        Restricted   Securities
Name of Individual                                      Other Annual    Stock        Underlying/    LTIP      All Other
and Principal Position      Year    Salary     Bonus    Compensation    Award(s)     Options/SARs   Payouts   Compensation
----------------------      ----    ------     -----    ------------    ----------   ------------   -------   ------------

Edward Steele               2000    $189,363   $52,369      $7,575      $200,000        -0-           -0-          -0-
  President

John Klecha                 2000    $114,394   $26,184      $4,292      $150,000        -0-           -0-          -0-
 Chief Financial Officer
 Chief Operating Officer



Employment Agreements

The Company extended the existing employment agreement with Mr. Steele which commenced as of March 1, 2000, for a period of three years. Pursuant to Mr. Steele's employment agreement, he is entitled to receive base compensation of $350,000 per year, which amount automatically increases during the second and third fiscal years by the greater of 5% or the annual increase in the Consumer Price Index. The agreement also provides for bonuses based on a percentage of a bonus pool tied to the annual pre-tax net income (as defined in the agreement) of the Company. Mr. Steele would receive 50% of the bonus pool. In the event of a termination of his employment following a change-in-control, Mr. Steele would be entitled to a lump sum payment of 300% of the amount of his total compensation in the twelve months preceding such termination. During the term of his employment agreement and for a period of one year after his termination for cause or his voluntary termination of his employment agreement, Mr. Steele is barred from directly or indirectly competing with the Company in the karaoke industry in the United States.

The Company executed an employment agreement with Mr. Klecha which commenced as of June 1, 2000, for a period of three years with an automatic term extension for one additional year unless terminated by the Company or the employee. Pursuant to Mr. Klecha's employment agreement, he is entitled to receive base compensation of $275,000 per year, which amount automatically increases during the second and third fiscal years by the greater of 5% or the annual increase in the Consumer Price Index. The agreement also provides for bonuses based on a percentage of a bonus pool tied to the annual pre-tax net income (as defined in the agreement) of the Company. Mr. Klecha would receive 40% of the bonus pool. In the event of a termination of his employment following a change-in-control in the twelve months preceding such termination, Mr. Klecha would be entitled to a lump sum payment of 200% of the amount of his total compensation in the twelve months preceding such termination. During the term of his employment agreement and for a period of one year after his termination for cause or his voluntary termination of his employment agreement, Mr. Klecha is barred from directly or indirectly competing with the Company in the karaoke industry in the United States.

       OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 2000

     The following table sets forth information concerning options granted during the year ended March 31, 2000, pursuant to the Company's stock option plans. No stock appreciation rights
("SARs") were granted.


                                         Percent of
                      Number of          Total Options
                      Shares             Granted to
                      Underlying         Employees in      Exercise Price
Name of Individual    Options Granted    Fiscal Year       Per Share        Expiration Date
------------------    ---------------    --------------    --------------   ----------
Edward Steele            30,000             28.8%               $1.66         6/25/05

John Klecha              39,000             37.5%               $1.66         6/25/05



     The following table sets forth information as to options held by the executive officers named in the Summary Compensation Table

                                                 Number of
                                                 Securities          Value of
                                                 Underlying          Unexercised
                                                 Unexercised         In-the-Money
                                                 Options at          at Fiscal
                                                 Fiscal Year End     Year End
                     Shares                          -                   -
                     Acquired        Value       Exercisable/        Exercisable/
Name of Individual   Upon Exercise   Realized    Unexercisable       Unexercisable
------------------   -------------   --------    -------------       -------------

Edward Steele           -0-             -0-      205,000/175,000     666,250/568,750

John Klecha            50,000        $162,500    39,000/50,000       126,750/162,500


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has an agreement with FLX (a china manufacturer of consumer electronics products) to produce electronic recording equipment based on the Company's specifications. Paul Wu, a significant shareholder of the Company (see: Security Ownership of Certain Beneficial Owners and Management), and a former director of the Company, is Chairman of the Board and a principal stockholder of FLX. During the fiscal years ended March 31, 1999, and 2000, the Company purchased approximately $1.0 million and $10.3 million respectively, in equipment from FLX. The Company believes that all of the foregoing transactions with FLX have been on terms no less favorable to the Company than could have been obtained from unaffiliated third parties in arms-length transactions under similar circumstances.

Company Loans to Officers and Directors

On March 31, 1998, the Company loaned Edward Steele, a Director and Chief Executive Officer, the principal amount of $13,880, which Note was extended until March 31, 2001, with an interest rate of 9% per annum on the unpaid balance. In June, 1999, Mr. Steele paid the Note in full.

On July 1, 1999, the Company loaned Edward Steele, Chief Executive Officer, President and Director $55,000 for the purchase of two
(2) units of the Company's Private Placement. The Note including interest of 9% matures on June 28, 2000, which Note was extended until June 28, 2001. Interest has been paid on the Note through June 28, 2000. The Note is secured by the securities comprising the Private Placement Units.

On July 1, 1999, the Company loaned John Klecha, our Chief Operating Officer, Chief Financial Officer and Director $55,000 for the purchase of two (2) units of our Private Placement. The
Note including interest of 9% matures on June 28, 2000, which Note
was extended until June 28, 2001.   Interest has been paid on the
Note through June 28, 2000. The Note is secured by the securities comprising the Private Placement Units.

Stock Grants for Credit Facility and Letter of Credit Guarantees

In June, 1999, the Company arranged a credit facility with Main Factors, Inc., whereby Main Factors, Inc. purchases certain of the Company's accounts receivable. Under the agreement, the Company receives 75% - 85% of the face value of those receivables without recourse. To secure the credit facility, John Klecha, the Company's Chief Operating Officer and Chief Financial Officer, provided his personal payment guaranty. The average outstanding balance of this credit facility is $1,300,000.

In July, 1999, the Company entered into an agreement with EPK Financial Corporation ("EPK") whereby EPK provided letters of credit with the Company's factories to import inventory for distribution to our customers. The EPK agreement allows the Company to purchase domestic hardware inventory in less than container load quantities and provide the flexibility to customers of not having to open a letter of credit in favor of the Company. To secure the letter of credit, Edward Steele, our Chief Executive Officer and President, and John Klecha, our Chief Operating Officer and Chief Financial Officer, provide their personal guarantees. The average outstanding balance of this letter of credit is $300,000.

In consideration for providing their personal guarantees, the Company issued to Mr. Steele 200,000 shares of our Common Stock and issued to Mr. Klecha 150,000 shares of our Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
DIRECTORS.  PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE
VOTED FOR THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY
CHOICE IN THEIR PROXY.

                           PROPOSAL 2

        TO RATIFY THE ISSUANCE OF STOCK OPTIONS PURSUANT
             TO THE SINGING MACHINE COMPANY, INC.'S
                   EMPLOYEE STOCK OPTION PLAN

     On June 28, 2000, the Board of Directors of the Company adopted the Amendment to The Singing Machine Company, Inc.'s Employee Stock Option (the "Plan") subject to shareholder approval. Under the Plan, the Board of Directors in its discretion may grant stock options to purchase common stock of the Company to officer employees, and directors. The Resolution states:

     "Resolved, subject to the approval of shareholders of the Company, the Board of Directors hereby approves the Amendment to The Singing Machine Company, Inc. Employee Stock Option Plan to reserve an aggregate of 1,300,000 shares of Common Stock in conjunction with the issuance of options."

     The purpose of the Plan is to (i) encourage stock ownership by directors, key employees, consultants and advisors; (ii) to create an environment in the Company that spawns a greater personal interest in the success of the Company's business; and
(iii) to provide incentives to the Company's directors, personnel, consultants and advisors to continue to advance and contribute to the Company.

     Any incentive option shares granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, provided, however, that the exercise price of any incentive option granted to an eligible employee owning more than 10% of the outstanding Common Stock of the Company must not be less than 110% of such fair market value as determined on the date of the grant as covered under Section 422(a) of the Internal Revenue Code of 1986.

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE SINGING MACHINE COMPANY, INC. EMPLOYEE STOCK OPTION PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                        PROPOSAL 3

      PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION
              OF THE SINGING MACHINE COMPANY, INC.

     On June 28, 2000, the Board of Directors adopted a resolution, subject to shareholder approval, authorizing an amendment to the Company's Articles of Incorporation to decrease number of authorized shares of $.01 par value Common Stock from 75,000,000 to 20,000,000. The resolution, in its entirety, states:

     "RESOLVED, subject to the approval of the shareholders of the Corporation, the Board of Directors hereby approves the amendment to the Articles of Incorporation of the Corporation to decrease the authorized number of share of common stock the Corporation is authorized to issue from 75,000,000 to 20,000,000."

     The decrease in authorized shares will save the Company approximately $16,000.00 a year in Delaware franchise taxes and will not adversely impact shareholders.

     At August 4, 2000, there were 4,063,296 shares of the Company's $.01 par value Common Stock issued and outstanding. If the decrease in authorized shares is approved, there will be approximately 15,936,704 shares of Common Stock authorized but unissued shares available for future utilization.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                           PROPOSAL 4

             PROPOSAL TO RATIFY THE APPOINTMENT OF
         WENBERG & COMPANY, P.A., INDEPENDENT CERTIFIED
         PUBLIC ACCOUNTANTS, AS THE COMPANY'S AUDITORS

  The Board of Directors of the Company has selected Weinberg
& Company, P.A. independent certified public accountants, as independent auditors for the Company for the fiscal year ended March 31, 2001 and determined that it would be desirable to request that the Company's shareholders ratify such selection. One or more representatives of Weinberg & Company, P.A. are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from shareholders.

  Although the Board of Directors of the Company is submitting the appointment of Weinberg & Company, P.A. for shareholder ratification it reserves the right to change the selection of Weinberg & Company, P.A. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF WEINBERG AND COMPANY, P.A. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2001.
PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                          OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                      COST OF SOLICITATION

     The Company will bear the costs of the solicitation of proxies from its shareholders. In addition to the use of the mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation by may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses.

                     SHAREHOLDER PROPOSALS

     A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2000 Annual Meeting of Shareholders must deliver such proposal in writing to the Company's executive offices no later than August 28, 2000.

     In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than August 28, 2000.


                          BY ORDER OF THE BOARD OF DIRECTORS



                          /s/Edward Steele
                          ----------------------------------
                          Edward Steele, Chairman of the
                          Board of Directors, President and
                          Chief Executive Officer
July 24, 2000